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                      FIRST AMENDMENT TO AMENDED AND RESTATED
                      REVOLVING CREDIT AND SECURITY AGREEMENT


          This First Amendment to Amended and Restated Credit and Security Agreement ("Amendment"), dated as of September ___, 1999, is made by and among BRAUN'S FASHIONS, INC., a Minnesota corporation ("Borrower"), BRAUN'S FASHIONS CORPORATION, a Delaware corporation ("Guarantor"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("Lender").

                                      RECITALS

          FIRST: The Borrower and the Lender have entered into that Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1999 ("Credit Agreement"). Capitalized terms used in this Amendment have the meanings given to them in the Credit Agreement unless otherwise specified.

          SECOND: The Borrower has requested certain amendments to the Credit Agreement which Lender is willing to accept pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, it is agreed as follows:

          1. DEFINITION OF BORROWING BASE. The definition of Borrowing Base shall be deleted in its entirety and replaced with the following:

               "Borrowing Base" means, at any time the lessor of:

                    (a)  the Maximum Line; or

                    (b) subject to change from time to time in the Lender's sole discretion with prior written or telefacsimile notice to the Borrower, the sum of:

                         (i) either (A) between June 1 and August 31 in any year, and so long as there are no outstanding Advances, 80% of the Eligible Apparel Inventory, or (B) at all other times, 70% of Eligible Apparel Inventory; and

                         (ii)  30% of Eligible Accessories Inventory; and

                         (iii) 50% of Eligible In-Transit Inventory.

          2. DEFINITION OF ELIGIBLE INVENTORY. The definition of "Eligible Inventory" shall be deleted in its entirety and replaced with the following:

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               "Eligible Inventory" means all Inventory of the Borrower, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                    (a) Inventory that is: in-transit (except for Eligible In-Transit Inventory); located at any warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                    (b)  Supplies, packaging, parts or sample Inventory;

                    (c)  Work-in-process Inventory;

                    (d) Inventory that is damaged, obsolete, slow moving (that is, over four months old) or not currently saleable in the normal course of the Borrower's operations;

                    (e) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                    (f)  Inventory that is perishable or live;

                    (g) Inventory manufactured by the Borrower pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                    (h)  Inventory that is subject to a security
               interest in favor of any Person other than the Lender; and

                    (i) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

          3.

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                    DEFINITION OF ELIGIBLE IN-TRANSIT INVENTORY.  A
               definition of "Eligible In-Transit Inventory" shall be added to the Credit Agreement as follows:

               "Eligible In-Transit Inventory" means Eligible Inventory that is in-transit and backed by a documentary Letter of Credit issued by the Lender.

          4. REPORTING REQUIREMENTS. Paragraph 6.1(c) shall be deleted in its entirety and replaced with the following:

          (c) within 20 days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, and within 15 days after the end of each month an inventory certification report, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory, Eligible Inventory, and Eligible In-Transit Inventory as of the end of each month or more frequently as the Lender requires.

          5. STOCK PURCHASE LOANS. Paragraph 7.4(a)(iii) shall be deleted in its entirety and replaced with the following:

(iii) Stock Purchase Loans in an amount not to exceed the sum of $500,000 to any one Person, and $2,500,000 in the aggregate at any one time.

          6. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit herein.

          7. CONDITIONS PRECEDENT. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

               (a)  The Agreement, duly executed by the Borrower.

               (b) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

               (c) A Certificate of Authority of the Borrower setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower, and setting forth (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment and (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate of Authority to be delivered.

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               (d)  Such other matters as the Lender may require.

          8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

               (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally.

               (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate actions and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

               (c)  All of the representations and warranties contained in
          Section 5 of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

          9. NO WAIVER. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

          10. RELEASE. The Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

          11. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the

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Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Loan Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, upon receipt of an accounting for costs and expenses the Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

          12. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NORWEST BANK MINNESOTA, NATIONAL         BRAUN'S FASHIONS, INC.
ASSOCIATION

 By:                                     By:
 Name:                                   Name:
       -------------------------------         -------------------------------
 Its:                                    Its:
       -------------------------------         -------------------------------

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ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR


          The undersigned, a guarantor of the indebtedness of BRAUN'S FASHIONS, INC. ("Borrower") to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Lender") pursuant to a Guaranty dated as of March 15, 1999 ("Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution of this Amendment by the Borrower; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; (iv) reaffirms the security interest of Lender and its assets granted to Lender pursuant to that Security Agreement dated as of December 2, 1996 ("Security Agreement"); and (v) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty and Security Agreement for all of the Borrower's present and future indebtedness to the Lender.


                                                 BRAUN'S FASHIONS CORPORATION

                                             By:
                                           Name:
                                          Title:

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